GUARANTEE OF ALL LIABILITY


                                              DATE:  10/30/08
                                                   ___________

             In consideration of advances, loans, extensions of credit, renewals, acquisition of notes and other instruments for payment of money and any security documents relative thereto or conditional contracts of sale, chattel, mortgages, leases and other lien or security instruments, or an interest or participation therein, due to become due, heretofore made to or for account of Scientific Industries, Inc.

or any one or more of them jointly and/or severally (each, any and all of whom are hereinafter called "Borrower"), and/or now or hereafter to be made directly or indirectly, to or for the account of or from Borrower by Capital One, N.A., Melville, NY, (hereinafter called "Bank") and/or the granting to or for account of Borrower such extensions, forbearances, releases of collateral or other relinquishments of legal rights, and/or extending any other financial accommodations or benefit to Borrower, as Bank may deem advisable, the undersigned (each, any and all of whom are hereinafter called "Guarantor") hereby guarantees to Bank, its successors, subsidiaries, endorses and assigns, the prompt and unconditional payment of claims of every nature and description of Bank against Borrower (including those arising out of or in any way connected with warranties made by Borrower to Bank in connection with negotiable or non-negotiable instruments deposited with, or purchased by, Bank) and any and every obligation and liability of Borrower to Bank, whether now existing or hereafter incurred, originally contracted with Bank and/or with another or others and now or hereafter owing to or acquired in any manner by Bank, whether contracted by Borrower alone or jointly and/or severally with another or others, direct or indirect, absolute or contingent, secured or not secured, matured or not matured, "including but not limited to any and all sums, late charges, disbursements, legal fees, and any deficiency upon enforcement of collateral deposited, if any, in connection with all of such obligations." (All of the foregoing are hereinafter referred to as "Obligations").
             Guarantor does hereby give to Bank a continuing lien for the amount of the obligations and liabilities of Guarantor hereunder, as well as for the payment of any and all other liabilities and obligations of Guarantor to Bank and claims of every nature and description of Bank against Guarantor, whether now existing or hereafter incurred, originally contracted with Bank and/or with another or others and now or hereafter owing to or acquired in any manner by Bank, whether contracted by Guarantor alone or jointly and/or severally with another or others, direct or indirect, absolute or contingent, secured or not secured, mature or not matured
(all of which are hereafter actually or constructively called "Liabilities") upon any and all moneys, securities and other property of Guarantor and the proceeds thereof, now or hereafter actually or constructively held or received by or in transit in any manner to Bank, its correspondents or agents whether for safekeeping, custody, pledge, transmission , collection, or otherwise or coming into possession of Bank in any way and also upon any and all deposits (general or special) and credits of Guarantor with, and any and all claims of Guarantee against, Bank at any time existing, hereby authorizing Bank at any time or times, without prior notice, to apply such deposits or credits. or any part thereof, to such liabilities and in such amounts as Bank may select, although said Liabilities may be contingent or unmatured, and whether the collateral security therefor is deemed adequate or not. (All of the foregoing, together with any property, now or hereafter pledged, assigned and transferred to and deposited with bank or its agents by Guarantor to secure said Liabilities, are hereafter collectively called "collateral security"). Guarantor consents that without the necessity for any additional endorsement or guarantee of said Obligations or any reservation for rights against Guarantor and without notice to or further assent by Guarantor, the liability of Borrower or of any co-guarantor, or of any other party for or upon any of said Obligations may, from time to time, in whole or in part, be renewed, extended, modified, prematured, compromised or released by Bank as it may deem advisable, and that any collateral or liens for any of said Obligations may, from time to time, in whole or in part, be exchanged, sold or surrendered by bank, as it may deem advisable, all without impairing, abridging, affecting, diminishing or releasing the liability of Guarantor hereunder. Bank shall not be liable for failure to collect or demand payment of, or protest or give any notice of nonpayment of, said collateral security, or any part thereof, or for any delay in so doing, nor shall Bank be under any obligation to take any action whatever in regard to said collateral security or any part thereof. Any and all stocks, bonds or other securities held by the Bank hereunder may without notice and whether or not a default exists, be registered and held in the name of Bank or its nominee; Bank
(whether or not such right of registration has been exercised and whether or not default exists) or such nominee may, without notice, exercise all voting and corporate rights, including any and all rights of conversion, exchange, subscription or any other rights, privileges, or options pertaining to such stocks, bonds or other securities as if the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of such stocks, bonds, or other securities for other stocks, bond, securities or any other property upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation issuing the same or upon the exercise by the issuing corporation or Bank or any right, privilege or option pertaining to such stocks, bonds or other securities, and in connection therewith, to deposit and deliver any and all of such stocks, bonds or other securities with any committee, depository, transfer agent, registrant or other designated agency upon such terms and conditions it may determine, all without liability except to account for property actually received by it, but Bank shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.
             Bank may sell all or any part of the collateral security deposited or pledged for said Liabilities, although said Liabilities may be contingent or unmarred whenever in its absolute and unrestricted discretion Bank considers such sale necessary for its protection. Any such sale may be made in the manner hereinafter provided for the sale of collateral security without prior demand for margin or additional margins or for payment on account or notice of sale or intention to sell or any other demands or notices whatsoever; the making of any such demands or the giving of any such notices in any one or more instances shall not constitute a waiver of the right of Bank to sell said collateral security as herein provided without any demand or notice whatsoever or of the right of, Bank to accelerate the maturity of said Liabilities as herein provided.
             If Guarantor shall fail to perform any agreement contained herein or contained in any security document or other agreement delivered by Guarantor to bank (and the opinion of Bank as to the existence of such failure of performance shall be conclusive and binding upon Guarantor), or if default occurs the punctual payment of any sum payable upon any of said Obligations or said Liabilities or said collateral security, or if Guarantor or Borrower or any obligor, maker, endorser, accepts, surety or guarantor of, any other party to, said Obligations or said Liabilities or said collateral security (each and all of whom are included in the term "them" as hereinafter used in this paragraph) shall default in respect of any liabilities or obligations (present or future, absolute or contingent, secured or unsecured, matured or unmatured, joint or several, original or acquired) of any of them to Bank, or in the event any of them (being an individual) shall die or (being a partnership or corporation) shall be dissolved, or in the event of the death or suspension of the usual business activities of any member of any partnership included in the term "them" as hereinabove defined, or in the event any of them shall become insolvent, (or if insolvency be imminent or threatened in respect of any of them), shall commit an act of bankruptcy, make an assignment for the benefit of creditors, call a meeting of any creditor, appoint a committee of any creditors, or a liquidation agent, offer to, or receive from, any creditor a composition or extension of any of their indebtedness, make or send notice of an intended, bulk sale, pledge or mortgage any account receivable or other property suspend payment, wholly or partly suspend make any misrepresentation to Bank for the purpose of obtaining credit or an extension of credit, or fail to pay any tax, or fail to withhold or collect any tax or to account for any such withheld or collateral tax, or fail to pay any obligation, whether in writing or not, when due, or if any proceeding in bankruptcy, or any proceeding, suit or action ( at law, in equity, or under any of the provisions of the bankruptcy Act or amendments thereto) for reorganization, composition, extension, arrangement, wage earners plan, receivership, liquidation or dissolution shall be begun by or against any of them, or in the event of the application for the appointment, or the appointment in any jurisdiction, at law or in equity, of any receiver, conservator, rehabilitator or similar officer, or committee of, or of any of the property of, any of them, or if a judgment shall be recovered or a warrant of attachment or an injunction shall be issued against, or against any of the property of any of them or in the event any proceedings under Article 45 of the New York Civil Practice Act or amendments thereto be commenced against any of them, or if the condition or affairs (financial, business or otherwise) of any of them shall so change as, in the opinion of Bank, (whose opinion shall be conclusive in the matter) shall impair its security or increase its credit risk, or if Bank otherwise deems itself insecure, then, in any of these events, the said Liabilities, although not yet due, shall without notice or demand, forthwith become and be immediately due and payable, notwithstanding any time or credit allowed under any of said Liabilities or under any instrument evidencing the same.
             Upon the happening of any of the events hereinabove set forth, Bank without demand of performance, advertisement or notice of intention to sell or of time or place of sale or to redeem, or other notice or demand whatsoever to or upon Guarantor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon said collateral security, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, and deliver said collateral security, or any part thereof, or any property whatsoever of any kind to which it may be entitled as collateral security for the said Liabilities, in one or more parcels, at public or private sale or sales, at any exchange, brokers' board or at any of Bank's offices or elsewhere, at such prices as it may deem best, for cash, or on credit, or for future delivery, without assumption of any credit risk, with the right to bank upon any such sale or sales, public or private, to purchase the whole or any part of said collateral security so sold, free from any right or equity of redemption in Guarantor, which right or equity is hereby expressly waived and released.
             Bank may apply the net proceeds of any such collection, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of said collateral security or in any way relating to the rights of bank hereunder, including reasonable counsel fees, to the payment in whole or in part in such order as bank may elect, of one or more of said Liabilities, whether then due or not due, absolute or contingent, making proper rebate for interest or discount on items not then due and accounting for the surplus, if any, to Guarantor, who shall remain liable to Bank for the payment of any deficiency with legal interest.
             Guarantor waives any and all notice of acceptance of this guarantee or of the creation, renewal, extension or accrual of any said Obligations, or of the reliance by bank upon this guarantee, Said Obligations, and each of them; shall conclusively be presumed to have been created, contracted or incurred in reliance upon this guarantee and all dealings between Borrower and bank shall likewise conclusively be presumed to have been had or consummated in reliance upon this guarantee. Guarantor waives protest, demand for payment, notice of default or nonpayment to or on Guarantor, Borrower or any other party liable for said Obligations or Liabilities.
This guarantee shall be construed as a continue, absolute and unconditional guarantee of payment, without regard to the validity, regularity or enforceability of any of said Obligations or proposed Obligations. This guarantee may be terminated, but only as to new
Obligations of Borrower subsequently incurred, only by written notice thereof actually received by Bank at its office where the account of Borrower is then maintained. In the event of such termination (whether by such notice, by operation of law or otherwise) Guarantor and his, its or their respective successors, executors, administrators and assigns shall nevertheless remain liable with respect to Obligations of Borrower created or arising theretofore, and with respect to such Obligations and any renewals, extensions, or other liabilities arising out of same, this guarantee shall continue in full force and effect and Bank shall have all the rights herein provided for as if no such termination had occurred. Any payment on account of or reacknowledgment of the Obligations by Borrower or any other party liable therefore, shall be deemed to be made in behalf of Guarantor and shall serve to start the statuary period of limitations applicable to the Obligations and Liabilities of Guarantor hereunder.
             Any notice to, or demand on, Guarantor elected to be given or made by Bank shall be deemed effective, if not first otherwise made or given, when forwarded by mail, telegraph, cable, radio, telephone or otherwise to the last address or phone number of Guarantor appearing on the books of Bank with the same fact as if the same was actually delivered in, and received by, Guarantor in person. All rights and remedies of Bank thereunder shall be cumulative and may be exercised s ingly or concurrently. Guarantor hereby waives the benefit of any homestead or other exemptions in respect of said Liabilities. This guarantee shall, without further reference, pass to, and may be relied upon and enforced by, any successor or assignee of Bank, and any transferee or subsequent holder of any said obligations.
             The term "Bank" as used throughout this instrument, shall be deemed to be Capital One, N.A., Melville, NY. The term
"Borrower", as used throughout this instrument, shall include the individual or individuals, association, partnership or corporation named herein as Borrower and (a) any successor, individual or individuals, association, partnership or corporation to which all or substantially all of the business or assets of said Borrower shall have been transferred, (b) in the case of a partnership
Borrower, any new partner or partners therein of the dissolution of the existing partnership by the death, resignation, or other withdrawal of any partner, and (c) in the case of a corporate
Borrower, any other corporation into or which said Borrower shall have been merged, consolidated, reorganized, or absorbed.
             Guarantor agrees that if an attorney, is used, from time to time, to enforce any of the rights herein granted to the Bank or to obtain payment of said Liabilities at maturity (expressed or declared) whether by suit or by any other means whatsoever, a reasonable attorney fee shall be added thereto and payable by each guarantor against whom this guarantee or any litigation or right hereunder is sought to be enforced, declared or adjudicated.
Guarantor waives a trail by jury and the right to interpose counter claims or set-off of any kind and description in any litigation.
(whether or not arising out of or relating to said Obligation or said Litigation or the matters contained in this instrument). Bank shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Bank, and then only to the extent therein set forth. The waiver by Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Bank would otherwise have had on any future occasion. No executory agreement shall be effective to change or modify or to discharge in whole or in part this guarantee unless such executory agreement is in writing and signed by Bank. Guarantor, if more than one, shall be jointly and severally bound and liable hereunder and if any of the undersigned is a partnership, each member thereof shall be severally bound and liable hereunder. This agreement shall be construed in accordance with the laws of the State of New York.
             IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand and his seal the day and year first above written, intending and declaring this to be a duly sealed instrument.

                                 Altamira Instruments Inc.

                                 BY:  /s/ Helena R. Santos
                                  ________________________________


STATE OF    NY:)

COUNTY OF COUNTY OF SUFFOLK :)
          On this 30 day of October, 2008, before me, the undersigned, a Notary Public in and for said State, personally appeared HELENA SANTOS, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity (ies), and that by his/her/their signature(s) on the instrument, the individual(c), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                       /s/ Robert E. Plank
                                       ______________________________

                                       Notary Public